                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated March 14, 1995 included in Harbinger Corporation's report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        Arthur Andersen LLP



Atlanta, Georgia
August 23, 1996